UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2024
INNOVAGE HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40159	81-0710819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8950 E. Lowry Boulevard Denver, CO		80230
(Address of principal executive offices)		(Zip Code)
(844) 803-8745
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INNV	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holder.

On December 5, 2024, InnovAge Holding Corp. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on October 11, 2024, the record date for the Annual Meeting, the Company had 135,496,056 shares of common stock outstanding. The holders of 129,626,580 shares of the Company’s common stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.

Proposal No. 1: Election of directors.

The Company’s stockholders elected the following nominees to serve as Class I directors for a term expiring at the Company’s annual meeting of stockholders to be held in 2027 and until their successors are duly elected and qualified.

			Broker Non-
Nominee	For	Withheld	Votes
Andrew Cavanna	119,598,113	8,502,205	1,526,262
Thomas Scully	119,603,656	8,496,662	1,526,262
Marilyn Tavenner	127,964,720	135,598	1,526,262

Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

For	Against	Abstentions
129,619,436	6,243	901
The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025 was ratified.

Proposal No. 3: Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to provide for the exculpation of certain officers as permitted by Delaware law.

The amendment to the Company’s Second Amended and Restated Certificate of Incorporation to provide for the exculpation of certain officers as permitted by Delaware law was approved.

			Broker Non-
For	Against	Abstentions	Votes
120,691,750	7,408,347	221	1,526,262

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVAGE HOLDING CORP.

Date: December 6, 2024	By:	/s/ Benjamin C. Adams
	Name:	Benjamin C. Adams
	Title:	Chief Financial Officer